UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 18, 2019

MARINUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 N. Radnor Chester Rd, Suite 250 Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Marinus Pharmaceuticals, Inc. previously reported that, on February 24, 2019, a decision was reached that Christopher M. Cashman, the president and chief executive officer of Marinus Pharmaceuticals, Inc. (the “Company”), was to leave the Company effective March 18, 2019.  Accordingly, on March 18, 2019, Mr. Cashman resigned as president and chief executive officer and as a director of the Company.

In connection with his departure, on March 18, 2019, the Company and Mr. Cashman entered into a Severance Agreement and General Release (the “Severance Agreement”).   Under the Severance Agreement, as severance benefits we will (i) pay Mr. Cashman an amount equal to 12 months of his base salary ($520,000) in equal monthly installments in accordance with our regular payroll practices, (ii) pay or reimburse Mr. Cashman the same portion of the monthly premium for his continued participation in the Company’s group health coverage pursuant to COBRA through March 31, 2020, as if he were still employed by the Company; provided, however, that if a change in control of the Company occurs within three months following the separation date, such benefit payment shall be extended through March 31, 2021, (iii) pay Mr. Cashman the gross amount equal to his target bonus for 2019 ($58,300) prorated based on the number of weeks in 2019 during which he was employed by the Company.  In addition, the Company accelerated the vesting of previously granted stock options for those options that would have otherwise vested in 2019 and extended the period during which he is able to exercise vested options until March 18, 2021.

The Separation Agreement is attached to this Form 8-K as Exhibit 10.1.  The description of the Severance Agreement is qualified in its entirety by reference to the Exhibit 10.1 filed with this Form 8-K report.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                       Exhibits

Exhibit No.	Description

99.1	Separation Agreement and General Release dated as of March 18, 2019 between the Company and Christopher M. Cashman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

	By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer,
Secretary and Treasurer

Date: March 20, 2019